UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 4, 2018

(Date of earliest event reported: June 2, 2018)

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01                                           Other Events

On June 2, 2018, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) issued a press release announcing an oral presentation on initial data from the ongoing pilot study of NY-ESO SPEAR T-cells in myxoid/round cell liposarcoma (MRCLS). The data were presented at the 2018 American Society of Clinical Oncology (ASCO) annual meeting in Chicago, Illinois. During an oral presentation on June 2, 2018, entitled, “Pilot Study of NY-ESO-1c259T Cells in Advanced Myxoid/Round Cell Liposarcoma,” Dr. Sandra P. D’Angelo of the Memorial Sloan Kettering Cancer Center presented an update from this ongoing study.

On June 4, 2018, Company issued a press release announcing a presentation on safety data from its two ongoing pilot studies with SPEAR T-cells targeting MAGE-A10 in non-small cell lung cancer (NSCLC) and the triple tumor study in bladder, melanoma, and head & neck cancers. The data were presented during a poster session at the 2018 ASCO annual meeting.

On June 4, 2018, the Company also issued a press release announcing that the independent safety review committee has recommended dose escalation in the Company’s MAGE-A4 basket study, based on an acceptable safety profile in three patients dosed with 100 million cells. The Company will start treating patients with the target dose of one billion transduced MAGE-A4 SPEAR T-cells in its ongoing basket study.

In addition, after confirming expression levels for MAGE-A4 from synovial sarcoma and myxoid/round cell liposarcoma (MRCLS) tumor samples, Adaptimmune has amended the study to add these two indications to the ongoing basket study, which already includes bladder, melanoma, head & neck, esophageal, gastric, ovarian, and non-small cell lung (NSCLC) cancers. Screening of patients with synovial sarcoma and MRCLS is ongoing.

In the same press releases, the Company also provided call in details and the webcast link for a live teleconference that it will host on June 4, 2018 at 8:00 AM EDT (1:00 PM BST) to discuss the updated data. Call in details and the webcast link are also available in the Investors section of Adaptimmune’s website (https://www.adaptimmune.com). The press releases are attached as Exhibits 99.1, 99.2 and 99.3 and are incorporated by reference herein.

The information contained in Item 8.01 of this Form 8-K, including Exhibits 99.1, 99.2 and 99.3 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated June 2, 2018.

99.2	Press release regarding MAGE-A10 pilot studies dated June 4, 2018.

99.3	Press release regarding MAGE-A4 basket study dated June 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: June 4, 2018	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary